UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 1, 2019

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11734 S. Election Road

Salt Lake City, Utah 84020

(Address of principal executive offices) (Zip code)

(801) 523-3100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Control4 Corporation (“Control4”) on February 4, 2019 (the “8-K”).  As previously reported in the 8-K, on February 1, 2019, Control4 completed its acquisition of NEEO AG, a company organized and headquartered in Switzerland (“NEEO”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated January 11, 2019, by and among Control4, NEEO and all of the shareholders of NEEO.

Pursuant to Instruction 4 to Item 9.01(a) and Instruction 2 to Item 9.01(b) of Form 8-K, in the 8-K Control4 stated that it intended to file the financial information required under parts (a) and (b) of Item 9.01 not later than 71 calendar days after the date that the 8-K was required to be filed with the SEC. Control4 hereby files this Amendment No. 1 to amend the 8-K in order to include the required financial statements and pro forma financial information.  Except for the foregoing, this Amendment No. 1 does not amend the 8-K in any way and does not modify or update any other disclosures contained in the 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited financial statements of NEEO for the year ended December 31, 2018 are attached as Exhibit 99.1 to this Amendment No. 1.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed financial statements as of December 31, 2018, giving effect to Control4’s acquisition of NEEO, are attached as Exhibit 99.2 to this Amendment No. 1.

(d)  Exhibits.

Exhibit Number	Description of Exhibits

23.1	Consent of Independent Auditors for NEEO AG (WSRP, LLC).

99.1	Audited financial statements of NEEO AG for the year ended December 31, 2018.

99.2	Unaudited Pro Forma Condensed Financial Statements for Control4 Corporation and NEEO AG as of December 31, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2019	Control4 Corporation

	By:	/s/ Mark Novakovich
Mark Novakovich
Chief Financial Officer

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